EXHIBIT 99.1

FANNIE MAE
MONTHLY SUMMARY

July 2004

Fannie Mae’s summary of monthly business volumes, delinquency rates, and interest rate risk measures reflect the company’s continued record of disciplined growth.

Because of increased levels of actual and anticipated variability in performance measures on a month-to-month and quarter-to-quarter basis, management believes that it is important to view these measures on a year-to-date basis, and in the context of our longer-term outlook.

HIGHLIGHTS FOR JULY INCLUDE:

•	Fannie Mae’s book of business grew at an annual rate of 2.6 percent in July.

•	The mortgage portfolio grew at a 2.1 percent annual rate in July, driven largely by a modest decline in the liquidation rate and moderate purchases.

•	Outstanding MBS grew at a 2.9 percent annual rate in July compared with 5.3 percent in June.

•	July mortgage portfolio purchases were $21.6 billion. Retained commitments were $19.5 billion.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged zero months in July.

•	The conventional single-family and multifamily delinquency rates remained stable in June at 0.57 percent and 0.14 percent, respectively.

MORTGAGE MARKET HIGHLIGHTS:

•	Long-term mortgage rates dropped sharply during July, as the rate on the 30-year fixed-rate mortgage averaged 6.06 percent, down by 23 basis points from 6.29 percent in June.

•	According to the MBA Survey, July’s ARM share remained high at 34.2 percent.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
August 2003	$865,471	46.7%	$1,227,115	(19.0%)	$2,092,586	3.2%
September 2003	917,131	100.5%	1,211,079	(14.6%)	2,128,210	22.5%
October 2003	912,665	(5.7%)	1,239,925	32.6%	2,152,590	14.6%
November 2003	906,387	(7.9%)	1,264,673	26.8%	2,171,060	10.8%
December 2003	898,445	(10.0%)	1,300,166	39.4%	2,198,611	16.3%
Full year 2003	$898,445	13.1%	$1,300,166	26.3%	$2,198,611	20.6%

January 2004	$886,730	(14.6%)	$1,318,711	18.5%	$2,205,441	3.8%
February 2004	882,124	(6.1%)	1,335,714	16.6%	2,217,838	7.0%
March 2004	880,911	(1.6%)	1,345,892	9.5%	2,226,803	5.0%
April 2004	880,481	(.6%)	1,353,399	6.9%	2,233,880	3.9%
May 2004	878,386	(2.8%)	1,354,160	0.7%	2,232,546	(.7%)
June 2004	891,210	19.0%	1,360,045	5.3%	2,251,255	10.5%
July 2004	892,724	2.1%	1,363,317	2.9%	2,256,041	2.6%
YTD 2004	$892,724	(1.1%)	$1,363,317	8.5%	$2,256,041	4.5%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 5/	Purchases 6/	by Others	Purchases	Volume
August 2003	$108,866	$796	$109,662	$54,295	$55,367	$82,656	$138,023
September 2003	116,105	4,192	120,297	73,504	46,793	98,804	145,597
October 2003	78,765	3,009	81,774	9,110	72,664	27,609	100,273
November 2003	56,840	3,657	60,497	2,888	57,609	17,596	75,205
December 2003	56,598	4,265	60,863	1,226	59,637	13,775	73,412
Full year 2003	$1,175,599	$23,018	$1,198,617	$348,413	$850,204	$572,852	$1,423,056

January 2004	$44,289	$505	$44,794	$268	$44,527	$8,573	$53,100
February 2004	38,605	200	38,804	181	38,624	12,170	50,794
March 2004	44,345	1,019	45,365	6,507	38,858	20,260	59,118
April 2004	56,117	424	56,541	10,198	46,344	27,448	73,792
May 2004	57,629	931	58,559	10,670	47,889	26,686	74,575
June 2004	52,981	711	53,692	13,330	40,362	37,164	77,526
July 2004	38,719	916	39,636	5,676	33,960	21,618	55,578
YTD 2004	$332,686	$4,706	$337,392	$46,829	$290,563	$153,921	$444,484

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

		Purchases				Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 7/	Sales
August 2003	$43,351	$81,255	$1,401	$82,656	4.83%	$384
September 2003	27,961	97,693	1,111	98,804	4.85%	581
October 2003	12,313	26,353	1,256	27,609	4.98%	1,227
November 2003	13,104	16,540	1,056	17,596	4.20%	1,452
December 2003	8,057	12,249	1,526	13,775	4.96%	2,875
Full year 2003	$489,073	$559,669	$13,183	$572,852	5.00%	$13,727

January 2004	$11,696	$7,996	$577	$8,573	4.77%	$2,025
February 2004	12,576	11,834	337	12,170	3.68%	1,326
March 2004	29,411	19,406	854	20,260	4.60%	1,023
April 2004	28,860	25,997	1,451	27,448	4.37%	1,583
May 2004	28,389	25,461	1,226	26,686	4.55%	885
June 2004	29,668	34,775	2,389	37,164	4.44%	1,695
July 2004	19,504	20,667	950	21,618	4.44%	681
YTD 2004	$160,105	$146,137	$7,784	$153,921	4.42%	$9,218

1/	Represents unpaid principal balance.

2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $514 billion of Fannie Mae MBS as of July 31, 2004.

3/	MBS held by investors other than Fannie Mae’s portfolio.

4/	Growth rates are compounded.

5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $655 million in July 2004.

6/	Included in total portfolio purchases.

7/	Yields shown on a taxable-equivalent basis.

Numbers may not foot due to rounding.

1

LIQUIDATIONS ($ in Millions) 1/

	Mortgage Portfolio		Outstanding MBS
	Liquidations		Liquidations
	Amount	Annual Rate	Amount	Annual Rate
August 2003	$55,220	77.99%	$76,854	74.50%
September 2003	44,244	59.65%	63,577	62.58%
October 2003	30,862	40.48%	44,975	44.04%
November 2003	22,438	29.60%	34,214	32.78%
December 2003	18,859	25.08%	26,301	24.61%
Full year 2003	$451,487	53.29%	$591,351	50.15%

January 2004	$18,274	24.57%	$27,717	25.40%
February 2004	15,419	20.92%	22,948	20.75%
March 2004	20,444	27.83%	29,702	26.58%
April 2004	26,086	35.54%	40,419	35.94%
May 2004	27,917	38.09%	48,013	42.56%
June 2004	22,783	30.90%	36,063	31.89%
July 2004	19,467	26.19%	31,363	27.64%
YTD 2004	$150,389	29.09%	$236,225	30.19%

DELINQUENCY RATES

Single-family Conventional 2/
Non-Credit	Credit		Multifamily
Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
0.29%	1.52%	0.58%	0.13%
0.29%	1.56%	0.58%	0.12%
0.29%	1.56%	0.57%	0.12%
0.30%	1.63%	0.59%	0.13%
0.30%	1.65%	0.60%	0.27%

0.31%	1.70%	0.61%	0.24%
0.31%	1.70%	0.61%	0.24%
0.30%	1.62%	0.58%	0.17%
0.29%	1.58%	0.56%	0.16%
0.29%	1.61%	0.57%	0.14%
0.29%	1.62%	0.57%	0.14%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
August 2003	$832,100	$95,607	$927,708
September 2003	876,724	78,892	955,617
October 2003	906,989	68,317	975,305
November 2003	902,601	63,262	965,863
December 2003	898,858	65,966	964,824
Full year 2003	$839,171	$75,114	$914,286

January 2004	$888,908	$68,830	$957,738
February 2004	883,892	63,749	947,641
March 2004	876,205	66,996	943,201
April 2004	870,446	75,787	946,232
May 2004	866,855	82,711	949,567
June 2004	873,386	71,698	945,084
July 2004	883,135	63,078	946,213
YTD 2004	$877,547	$70,407	$947,954

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 8/		Rate Slope Shock (25bp) 8/
	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 7/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk
August 2003	4	4.8%	3.2%	3.4%	5.2%
September 2003	1	2.7%	1.3%	5.2%	6.8%
October 2003	1	4.5%	2.4%	4.1%	5.9%
November 2003	-1	3.7%	2.7%	3.7%	6.1%
December 2003	-1	2.6%	2.1%	3.6%	6.1%
January 2004	-1	0.9%	3.1%	3.0%	6.4%
February 2004	-1	1.4%	3.3%	3.7%	6.7%
March 2004	0	3.8%	5.4%	4.0%	6.6%
April 2004	3	5.0%	5.3%	2.9%	5.4%
May 2004	3	2.9%	2.5%	2.5%	4.5%
June 2004	2	1.6%	3.5%	2.3%	4.1%
July 2004	0	0.8%	1.9%	2.3%	4.6%

1/	Represents unpaid principal balance.

2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.

3/	Loans without primary mortgage insurance or any credit enhancements.

4/	Loans with primary mortgage insurance and other credit enhancements.

5/	Total of single-family non-credit enhanced and credit enhanced loans.

6/	Includes loans two or more months delinquent as a percent of loan dollars and includes the total mortgage credit book of business.

7/	The duration gap is a weighted average for the month.

8/	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

Numbers may not foot due to rounding.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae’s activity, please visit www.fanniemae.com or contact us at (202) 752-7115.

2

Voluntary Initiatives Disclosure
July 2004

INTEREST RATE RISK

		Rate Level Shock (50bp)		Rate Slope Shock (25bp)
	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk
2003
July	6	9.3%	8.7%	1.9%	2.9%
August	4	4.8%	3.2%	3.4%	5.2%
September	1	2.7%	1.3%	5.2%	6.8%
October	1	4.5%	2.4%	4.1%	5.9%
November	-1	3.7%	2.7%	3.7%	6.1%
December	-1	2.6%	2.1%	3.6%	6.1%

2004
January	-1	0.9%	3.1%	3.0%	6.4%
February	-1	1.4%	3.3%	3.7%	6.7%
March	0	3.8%	5.4%	4.0%	6.6%
April	3	5.0%	5.3%	2.9%	5.4%
May	3	2.9%	2.5%	2.5%	4.5%
June	2	1.6%	3.5%	2.3%	4.1%
July	0	0.8%	1.9%	2.3%	4.6%

•	Effective duration gap — measures the extent the effective duration of the portfolio’s assets and liabilities are matched. A positive duration gap indicates that the effective duration of our assets exceeds the effective duration of our liabilities by that amount, while a negative duration gap indicates the opposite. The duration gap is a calculated weighted-average for the month.

•	Net interest income at risk — compares Fannie Mae’s projected change in portfolio net interest income under the financially more adverse of a 50 basis point increase and decrease in interest rates. Fannie Mae also compares the expected change in portfolio net interest income for the more adverse of a 25 basis point decrease and increase in the slope of the yield curve. Both measurements are done for one-year and four-year periods.

A positive number indicates the percent by which net interest income could be reduced by the increased rate shock. A negative number would indicate the percent by which net interest income could be increased by the shock.

LIQUIDITY

Ratio of liquid to total assets	Ratio
September 30, 2003	5.6%
December 31, 2003	6.5%
March 31, 2004	6.4%
June 30, 2004	5.2%

•	Fannie Mae will maintain at least three months of liquidity to ensure the company can meet all of its obligations in any period of time in which it does not have access to the debt markets. Fannie Mae also will comply with the Basel Committee on Banking Supervision’s fourteen principles for sound liquidity management.

•	To fulfill its liquidity commitment, Fannie Mae will maintain more than five percent of its on-balance sheet assets in high-quality, liquid assets.

CREDIT RISK

	Before	After
Lifetime credit loss	Credit	Credit
sensitivity as of:	Enhancements	Enhancements
(Dollars in millions)
June 30, 2003	$2,408	$983
September 30, 2003	2,678	1,138
December 31, 2003	2,402	1,113
March 31, 2004 (1)	3,231	1,453

•	Lifetime credit loss sensitivity measures the sensitivity of Fannie Mae’s expected future credit losses to an immediate five percent decline in home values for all single-family mortgages held in Fannie Mae’s retained portfolio and underlying guaranteed MBS.

•	Credit loss sensitivity is reported in present value terms and measures expected losses in two ways: before receipt of private mortgage insurance claims and any other credit enhancements and after receipt of expected mortgage insurance and other credit enhancements.

SUBORDINATED DEBT

		Net Proceeds
Total capital and	Total	on Subordinated
subordinated debt	Capital	Debt	Percent
(Dollars in billions)
March 31, 2004	$36.481	$12.429	4.3
June 30, 2004	36.862	12.432	4.4

•	Fannie Mae will issue subordinated debt in an amount sufficient to bring the sum of total capital (core capital plus general allowance for losses) and subordinated debt to 4% of on-balance sheet assets, after providing for the capitalization of off-balance sheet MBS.

•	Subordinated debt only includes net proceeds on issuances from January 1, 2001.

•	Fannie Mae will maintain a weighted-average maturity of subordinated debt of at least five years. At June 30, 2004, the original weighted-average term to maturity was 8.1 years with a remaining weighted-average maturity of 6.1 years.

(1)	Most recent data available.